UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2020

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QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-22208	42-1397595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3551 Seventh Street

Moline, Illinois 61265

(Address of Principal Executive Offices) (Zip Code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed as of August 21, 2020 (the “Form 8-K”), to add Item 5.02 to the disclosure, which was inadvertently omitted. No other changes have been made to the Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2020, upon the recommendation of the Nomination and Governance Committee, the board of directors (the “Board”) of QCR Holdings, Inc. (“QCR Holdings”) increased the number of directors constituting the Board from 11 to 12 and appointed Brent R. Cobb as a Class II director to fill the resultant vacancy, with such appointment effective August 19, 2020.  As with other Class II directors, Mr. Cobb’s initial term will expire at the 2022 annual meeting of shareholders. Mr. Cobb is appointed to the Audit and Risk Oversight Committees of the Board.

Mr. Cobb will be entitled to receive compensation consistent with the previously disclosed arrangements for non-employee directors as described in QCR Holdings’ proxy statement for its 2020 annual meeting of stockholders filed on April 8, 2020. Mr. Cobb  is not a party to any transaction, or series of transactions, with QCR Holdings required to be disclosed pursuant to Item 404(a) of Regulation S-K.  There is no arrangement or understanding between Mr. Cobb and any other person pursuant to which Mr. Cobb was selected as a director.

On August 20, 2020, QCR Holdings issued a press release announcing the appointment, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01. Other Events.

On August 20, 2020, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated August 20, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc.

Date: August 21, 2020	By:	/s/ Todd A. Gipple
Todd A. Gipple
President, Chief Operating Officer and Chief Financial Officer